American Beacon U.S. Government Money Market Select Fund

Supplement dated July 17, 2023, to the

Prospectus, Summary Prospectus and Statement of Additional Information

dated May 1, 2023

American Beacon Advisors, Inc. (the “Manager”) serves as the investment manager to the American Beacon Select Funds (the “Trust”) and its series, the American Beacon U.S. Government Money Market Select Fund (the “Fund”). This supplement is intended to provide certain information relating to the Manager’s parent company, Resolute Investment Managers, Inc. (“RIM”), and RIM’s indirect owner, Resolute Investment Holdings, LLC (“RIH”).

Transaction and Change of Control

On July 11, 2023, (i) RIH, its indirect wholly-owned subsidiary, RIM, and certain of their affiliates, and (ii) the current owners of approximately 93% of RIH (“Current Ownership Group”), entered into a transaction agreement (“Transaction Agreement”) with certain creditors of RIM (“Lender Group”) to strengthen the capital structure of RIH, the indirect 100% owner of RIM and the Manager. Pursuant to the Transaction Agreement, (i) all equity interests in RIH would be cancelled, (ii) new equity interests would be issued to members of the Lender Group (“New Ownership Group”), and (iii) the existing credit agreements between RIM and the Lender Group would be terminated, and a new credit agreement would be executed (“Transaction”). The Transaction is expected to close in the fourth quarter of 2023, subject to the satisfaction of certain conditions.

Upon the closing of the Transaction, the Manager will be wholly owned indirectly by the New Ownership Group, rather than the Current Ownership Group. The Transaction is not expected to result in any change in the day-to-day management of the Manager. However, the closing of the Transaction would result in a change of control of the Manager, which will result in an assignment and the termination of the Trust’s Management Agreement with the Manager.

New Management Agreement and Shareholder Meeting

To provide for continuity of management of the Fund, on July 12, 2023, the Manager proposed, and the Trust’s Board of Trustees (the “Board”) approved, a new management agreement (the “New Management Agreement”) for the Trust, on behalf of the Fund, that, pending shareholder approval, will become effective upon the closing of the Transaction.

A special meeting of the Fund’s shareholders will be called to consider the New Management Agreement and such other matters as may properly come before the meeting. In advance of the meeting, proxy materials will be sent to shareholders regarding this proposal. When you receive your proxy statement, please review it carefully and cast your vote. No shareholder action is necessary at this time. This supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

The Transaction is not expected to result in any changes in the level of services provided to the Fund, and the fee rates charged to the Fund under the New Management Agreement will be exactly the same as the rates charged under the current agreement. In addition, the Transaction is not expected to result in any changes in the Fund’s portfolio managers, and the Manager’s key personnel performing or overseeing the Fund’s investment program are not expected to change as a result of the Transaction.

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